SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K /A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: July 28, 2003

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


The Registrant hereby amends the following item of its Current Report of Form 8-K originally filed with the Securities and Exchange Commission on July 28, 2003 and was heretofore amended on the same date. The amendment corrects the 2003 aircraft deposit inflows (outflows) and reads as follows:

                                    1st Quarter 2003    2nd Quarter 2003  3rd Quarter 2003  4th Quarter 2003 Full Year 2003
                                         (Actual)            (Actual)       (Forecasted)    (Forecasted)     (Forecasted)
                                         --------            --------       ------------    ------------     ------------
Aircraft Deposits Inflows (Outflows)1       $0                   $4            $1               ($7)            ($2)

1Net of expected financing.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATA Holdings Corp. (Registrant)

                                               /s/ David M. Wing
                                               David M. Wing
                                               Executive Vice President and CFO


Date: July 28, 2003